Provisions and other non-current liabilities	12 Months Ended
Dec. 31, 2021
Disclosure of detailed information about provisions and non-current liabilities [abstract]
Provisions and other non-current liabilities
20. Provisions and other non-current liabilities
(USD millions)	2021	2020

Accrued liability for employee benefits:
Defined benefit pension plans [1]	2 640	3 538

Other long-term employee benefits and deferred compensation	662	637

Other post-employment benefits [1]	487	543

Environmental remediation provisions	567	642

Provisions for product liabilities, governmental investigations and other legal matters	341	181

Contingent consideration [2]	956	984

Other non-current liabilities	519	409

Total provisions and other non-current liabilities	6 172	6 934

[1] Note 25 provides additional disclosures related to post-employment benefits.
[2] Note 29 provides additional disclosures related to contingent consideration.
Novartis believes that its total provisions are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities in this area, Novartis may incur additional costs beyond the amounts provided. Management believes that such additional amounts, if any, would not be material to the Group’s financial condition but could be material to the results of operations or cash flows in a given period.
Environmental remediation provisions
The following table shows the movements in the environmental liability provisions:
(USD millions)	2021	2020	2019

January 1	809	714	692

Cash payments	-169	-10	-30

Releases	-105	- 27	-83

Additions	105	82	124

Currency translation effects	-24	50	11

December 31	616	809	714

Less current provision	-49	-167	-122

Non-current environmental remediation provisions at December 31	567	642	592

The material components of the environmental remediation provisions consist of costs to sufficiently clean and refurbish contaminated sites to the extent necessary and to continue surveillance at sites where the environmental remediation exposure is less significant.
A substantial portion of the environmental remediation provisions relate to the remediation of Basel regional landfills in the adjacent border areas in Switzerland, Germany and France. The provisions are reassessed on a yearly basis and adjusted as necessary.
In the United States, Novartis has been named under federal legislation (the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended) as a potentially responsible party (PRP) in respect of certain sites. Novartis actively participates in, or monitors, the cleanup activities at the sites in which it is a PRP. The provision takes into consideration the number of other PRPs at each site as well as the identity and financial position of such parties in light of the joint and several nature of the liability.
The expected timing of the related cash outflows as of December 31, 2021, is currently projected as follows:
(USD millions)	Expected cash outflows

Due within two years	94

Due later than two years, but within five years	199

Due later than five years, but within 10 years	275

Due after 10 years	48

Total environmental remediation liability provisions	616

Provisions for product liabilities, governmental investigations and other legal matters
Novartis has established provisions for certain product liabilities, governmental investigations and other legal matters where a potential cash outflow is probable and Novartis can make a reliable estimate of the amount of the outflow. These provisions represent the Group’s current best estimate of the total financial effect for the matters described below and for other less significant matters. Potential cash outflows reflected in a provision might be fully or partially offset by insurance in certain circumstances.
Novartis has not established provisions for potential damage awards for certain additional legal claims against its subsidiaries if Novartis currently believes that a payment is either not probable or cannot be reliably estimated. In total, these not-provisioned-for matters include more than 3 000 individual product liability cases and certain other legal matters. Plaintiffs’ alleged claims in these matters, which Novartis does not believe to be entirely remote but which do not fulfill the conditions for the establishment of provisions, currently aggregate to, according to the current best belief of Novartis, approximately USD 0.5 billion. In addition, in some of these matters there are claims for punitive or multiple (treble) damages, civil penalties and disgorgement of profits that in the view of Novartis are either wholly or partially unspecified, or wholly or partially unquantifiable at present; the Group believes that information about these amounts claimed by plaintiffs generally is not meaningful for purposes of determining a reliable estimate of a loss that is probable or more than remote.
A number of other legal matters are in such early stages or the issues presented are such that the Group has not made any provisions since it cannot currently estimate either a potential outcome or the amount of any potential losses. For these reasons, among others, the Group generally is unable to make a reliable estimate of possible loss with respect to such cases. It is therefore not practicable to provide information about the potential financial impact of those cases.
There might also be cases for which the Group was able to make a reliable estimate of the possible loss or the range of possible loss, but the Group believes that publication of such information on a case-by-case basis would seriously prejudice the Group’s position in ongoing legal proceedings or in any related settlement discussions. Accordingly, in such cases, information has been disclosed with respect to the nature of the contingency, but no disclosure is provided as to an estimate of the possible loss or range of possible loss.
Note 28 contains additional information on contingencies.
Summary of significant legal proceedings
The following is a summary of significant legal proceedings to which Novartis or its subsidiaries are currently a party, or were a party and that concluded in 2021.
Investigations and related litigations
Southern District of New York (S.D.N.Y.) Gilenya marketing practices investigation and litigation
In 2013, Novartis Pharmaceuticals Corporation (NPC) received a civil investigative demand from the United States Attorney’s Office (USAO) for the S.D.N.Y. requesting the production of documents and information relating to marketing practices for Gilenya, including the remuneration of healthcare providers in connection therewith. In 2017, the S.D.N.Y. and New York State declined to intervene in claims raised by an individual relator in a qui tam complaint, which continue to be vigorously contested.
Government generic pricing antitrust investigations, antitrust class actions
Since 2016, Sandoz Inc. has received a grand jury subpoena and a civil investigative demand and interrogatories from the Antitrust and Civil Divisions of the US Department of Justice (DOJ), and a subpoena and interrogatories from the Attorney General of the State of Connecticut in connection with those agencies’ investigations into alleged price fixing and market allocation of generic drugs in the United States as well as alleged federal False Claims Act (FCA) violations. In 2020, Sandoz Inc. reached a resolution with the DOJ Antitrust Division, pursuant to which Sandoz Inc. paid USD 195 million and entered into a deferred prosecution agreement. The Sandoz Inc. resolution related to instances of misconduct at the company between 2013 and 2015 with regard to certain generic drugs sold in the United States. Under the terms of that agreement, Sandoz Inc. will continue to take steps to enhance its compliance program, employee training and monitoring, and will continue to cooperate with the US government’s ongoing investigation into the generic pharmaceutical industry. Sandoz Inc. also finalized a resolution with the DOJ Civil Division and in 2021 paid USD 185 million plus interest from the date of the agreement in principle, to settle related claims arising under the FCA, and entered into a corporate integrity agreement with the Office of Inspector General (OIG) of the US Department of Health and Human Services (HHS). This resolution with the DOJ resolves all federal government matters related to price fixing allegations.
Since the third quarter of 2016, Sandoz Inc. and Fougera Pharmaceuticals Inc. have been sued alongside other generic pharmaceutical companies in numerous individual and putative class action complaints by direct and indirect private purchasers and by 54 US states and territories, represented by their respective Attorneys General. Plaintiffs claim that defendants, including Sandoz Inc., engaged in price fixing and market allocation of generic drugs in the United States, and seek damages and injunctive relief. The litigation includes complaints alleging product-specific conspiracies, as well as complaints alleging the existence of an overarching industry conspiracy, and assert claims for damages and penalties under federal and state antitrust and consumer protection acts. The cases have been consolidated for pretrial purposes in the United States District Court (USDC) for the Eastern District of Pennsylvania, and the claims are being vigorously contested.
Lucentis/Avastin® matters
In connection with an investigation into whether Novartis entities, F. Hoffmann-La Roche AG, Genentech Inc. and Roche S.p.A. colluded to artificially preserve the market positions of Avastin® and Lucentis, in 2014 the Italian Competition Authority (ICA) imposed a fine equivalent to USD 125 million on the Novartis entities. Novartis paid the fine, subject to the right to later claim recoupment, and appealed before the Consiglio di Stato (CdS). In 2014 and 2015, the Italian Ministry of Health and the Lombardia region sent letters with payment requests for a total equivalent of approximately USD 1.3 billion in damages from Novartis and Roche entities based on these allegations. In 2019, the CdS upheld the ICA decision and fine. Following that CdS decision, several additional Italian regions and hospitals sent letters claiming damages for an aggregate amount of approximately USD 330 million. None of these claims have been asserted in legal proceedings and no further letters have been sent since. Novartis continues to appeal the CdS decision. In 2019, the French Competition Authority (FCA) issued a Statement of Objections against Novartis entities, alleging anti-competitive practices on the French market for anti-vascular endothelial growth factor treatments for wet age-related macular degeneration from 2008 to 2013. In 2020, the FCA issued a decision finding that the Novartis entities had infringed competition law by abusing a dominant position and imposing a fine equivalent to approximately USD 452 million. Novartis paid the fine, again subject to recoupment, and is appealing the FCA’s decision. Novartis continues to vigorously contest all claims in Italy and France. Novartis is also challenging policies and regulations allowing off-label/unlicensed use and reimbursement for economic reasons in various countries, including Italy and Turkey.
South Korea investigation
In 2016, the Seoul Western District Prosecutor initiated a criminal investigation into, among other things, allegations that Novartis Korea utilized medical journals to provide inappropriate economic benefits to healthcare professionals (HCPs). This resulted in a non-material fine, which the prosecutor appealed. In 2021, the appellate court upheld the fine, and the prosecutor has appealed that decision.
Greece investigation
Novartis is providing information to the Greek authorities investigating allegations of potentially inappropriate economic benefits to HCPs, government officials and others in Greece. These authorities include the Greek Coordinating Body for Inspection and Control, and the Greek Body of Prosecution of Financial Crime (SDOE), from which the Company received a summons in 2018 and 2020. In 2021, SDOE imposed on Novartis Hellas a fine equivalent to approximately USD 1.2 million, which Novartis Hellas has appealed.
340B Drug Pricing Program investigation
In 2021, NPC received a civil investigative subpoena from the Office of the Attorney General of the State of Vermont. The subpoena requested the production of documents and information concerning NPC’s participation in the 340B Drug Pricing Program in Vermont. NPC provided documents and information to the Office of the Attorney General. Also in 2021, NPC received a notification from the US Health Resources and Services Administration (HRSA) stating that HRSA believes NPC’s contract pharmacy policy, which was revised in 2020 to establish a geographic limitation on contract pharmacy eligibility, but maintained eligibility for pharmacies located within a 40-mile radius of the parent 340B hospital, violates the 340B statute. HRSA also threatened an enforcement action. NPC believes its policy is consistent with the 340B program's original intent to sup-
port vulnerable patients. Accordingly, NPC sued HRSA in the USDC for the District of Columbia to challenge HRSA’s determination and to enjoin HRSA from taking action with respect to NPC’s contract pharmacy policy. HRSA then referred the matter regarding NPC’s contract pharmacy policy to OIG, which could result in the imposition of civil monetary penalties on NPC. In November 2021, the USDC issued a decision rejecting HRSA’s interpretation of the 340B statute, vacated the violation notification and remanded the matter to HRSA. HRSA has filed an appeal.
Entresto matter
In 2021, NPC received a civil investigative demand from the DOJ seeking information from 2016 to the present regarding the marketing and pricing of Entresto, including remuneration provided to HCPs. NPC is cooperating with the DOJ’s inquiry.
Antitrust class actions
Exforge
Since 2018, Novartis Group companies as well as other pharmaceutical companies have been sued by various direct and indirect purchasers of Exforge in multiple US individual and putative class action complaints. They claim that Novartis made a reverse payment in the form of an agreement not to launch an authorized generic, alleging violations of federal antitrust law and state antitrust, consumer protection and common laws, and seeking damages as well as injunctive relief. The cases have been consolidated in the S.D.N.Y. and the claims are being vigorously contested.
Product liability litigation
Reclast
NPC is a defendant in more than 20 US product liability actions involving Reclast and alleging atypical femur fracture injuries, all of which are in New Jersey state or federal court and in California state court, coordinated with claims against other bisphosphonate manufacturers. The claims are being vigorously contested.
Taxotere® (docetaxel)
Sandoz is a defendant in more than 3 000 US product liability actions involving Taxotere® (docetaxel), an oncology product, many of which have been transferred to a multidistrict litigation in the Eastern District of Louisiana. The complaints allege misleading marketing and that Sanofi, as innovator, and several 505(b)(2) NDA holders (including Sandoz) failed to warn of the risk of permanent alopecia/hair loss. The claims are being vigorously contested.
Amiodarone
Sandoz entities are named in more than five individual and multi-plaintiff US product liability cases involving amiodarone, a cardiac drug indicated to treat life-threatening arrhythmias that have not responded to other treatment. The complaints allege failure to warn, off-label promotion, and failure to include medication guides to pharmacies. The claims are being vigorously contested.
Sartans and ranitidine
Since 2018, claims have been brought against Sandoz and other pharmaceutical companies alleging injury from carcinogenic impurities found in valsartan and valsartan/HCT film-coated tablets and/or losartan marketed or manufactured by Sandoz. These claims include several putative class actions in Canada. Claims have also been brought alleging injury from carcinogenic impurities in ranitidine-containing medicines. These claims also include several putative class actions in Canada and a multidistrict litigation in Florida. All of these claims are being vigorously contested.
Tasigna
NPC is a defendant in more than 300 US product liability actions involving Tasigna, alleging that the product caused various cardiovascular effects and that NPC failed to provide adequate warnings about those alleged side effects. State court actions are pending in a multicounty litigation in Bergen County, New Jersey, and federal cases are pending in a multidistrict litigation in the Middle District of Florida. The claims are being vigorously contested.
Other matters
Average Wholesale Price (AWP) litigation
Lawsuits have been brought, the latest in February 2016, by various US state governmental entities and private parties against various pharmaceutical companies, including NPC, alleging that they fraudulently overstated the AWP that is or has been used by payers, including state Medicaid agencies, to calculate reimbursements to healthcare providers. NPC remains a defendant in a putative class action brought by private payers in New Jersey, and vigorously contests those claims.
Shareholder derivative lawsuit
In 2021, NPC, Sandoz Inc., Novartis Capital Corporation and certain present and former directors and officers of Novartis were named as defendants, and Novartis was named as a nominal defendant, in a purported shareholder derivative lawsuit filed in New York state court. The plaintiffs, derivatively as purported Novartis shareholders on behalf of Novartis, seek damages and other remedies based on alleged conduct by the corporate and individual defendants. The claims are being vigorously contested.
Concluded legal matters
Japan investigation
In 2015, a trial started against a former Novartis Pharma K.K. (NPKK) employee, and also against NPKK under the dual liability concept in Japanese law, over allegations brought by the Tokyo District Public Prosecutor Office for alleged manipulation of data in sub-analysis publications of the Kyoto Heart Study regarding valsartan. The charges against NPKK were subject to a maximum total fine of JPY 4 million. In 2018, the Tokyo High Court upheld a not-guilty ruling of the Tokyo District Court in 2017 for both the former NPKK employee and NPKK, and that ruling was appealed to the Supreme Court of Japan. In 2021, the Supreme Court issued its decision dismissing the prosecutors’ appeal and upholding the Tokyo District Court’s not-guilty ruling. This matter is now concluded.
Aimovig–Amgen dispute
In 2015 and 2017, Novartis and Amgen entered into agreements regarding the development and commercialization of Aimovig, which the companies co-commercialized in the US and to which Novartis has exclusive rights in all territories outside the US, excluding Japan. Amgen issued a termination notice in April 2019 based on an alleged material breach of the collaboration agreements, and this notice, as well as other ancillary matters, were the subject of legal proceedings between Novartis and Amgen. Novartis disputed Amgen’s allegations vigorously. In 2020, the court ruled that Amgen did not have grounds to terminate the 2017 agreement and dismissed that portion of their lawsuit. In 2022, the parties reached a confidential agreement to settle all remaining claims in the litigation. Novartis returned its Aimovig US rights to Amgen, which is now exclusively commercializing Aimovig in the US. Novartis will continue to commercialize Aimovig in the rest of the world, with the exception of Japan. This matter is now concluded.
Summary of product liability, governmental investigations and other legal matters provision movements
(USD millions)	2021	2020	2019

January 1	487	1 369	340

Provisions related to discontinued operations [1]			-42

Impact of acquisitions of businesses		11	10

Cash payments	-292	-1 863	-116

Releases of provisions	-44	-31	-52

Additions to provisions	251	1 018	1 230

Currency translation effects	-5	-17	-1

December 31	397	487	1 369

Less current portion	-56	-306	-1 169

Non-current product liabilities, governmental investigations and other legal matters provisions at December 31	341	181	200

[1] Notes 1, 2 and 30 provide information related to discontinued operations.
Novartis believes that its total provisions for investigations, product liability, arbitration and other legal matters are adequate based upon currently available information. However, given the inherent difficulties in estimating liabilities, there can be no assurance that additional liabilities and costs will not be incurred beyond the amounts provided.